SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                              AMENDMENT TO REPORT

                                 AMENTMENT NO.2

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) October 2,2001

                               SHOCHET HOLDING CORP.
             (Exact name of registrant as specified in its charter)



                                    Delaware
         (State or other jurisdiction of incorporation or organization)



                  1-15733                             59-2651232
          (Commission File Number)          (IRS Employer Identification Number)


                            433 Plaza Real, Suite 245
                            Boca Raton, Florida 33432
                    (Address of principal executive offices)

                                 (561) 362-9300
              (Registrant's telephone number, including area code)









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Item 4.           Change in Registrant's Certifying Accountant

     The Registrant filed a Form 8-K with Date of Report of October 2, 2001, subsequently amended and restated by a Form 8-K/A filed October 10, 2001, so as to indicate under Item 4 that there had been a change in the Registrant's certifying accountant. In accordance with Registrant's representations made in
Item 4 of such Form 8-K/A, the Registrant herewith encloses by way of Exhibit 99 a copy of KPMG's October 17, 2001 letter addressed to the SEC.




Item 7.           Financial Statements and Exhibits

Financial Statements

         None.

Exhibits


Exhibit No.               Description

   99                     Copy of KPMG letter to SEC dated October 17,2001


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SHOCHET HOLDING CORP.



                                          By:/s/ Arnold Roseman
                                                 -------------------
                                                 Arnold Roseman
                                                 Chief Financial Officer

Date:    October , 2001